UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2015
Date of Report (Date of earliest event reported)
NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
75 West Center Street Provo, Utah 84601
(Address of principal executive offices and zip code)
(801) 345-1000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01	Regulation FD Disclosure.

An electronic copy of the Letter to Stockholders, excerpted from the Nu Skin Enterprises, Inc. 2014 Annual Report to Stockholders, as attached hereto as Exhibit 99.1, is not filed but is furnished pursuant to Regulation FD.  The 2014 Annual Report to Stockholders will be first sent or given to our stockholders on or about May 13, 2015.  A complete copy of the 2014 Annual Report to Stockholders can be obtained on our website, www.nuskinenterprises.com, or by contacting our Investor Relations Department, telephone: 801-345-1000, e-mail: spond@nuskin.com, address: 75 West Center Street, Provo, Utah 84601.

Item 9.01    Financial Statements and Exhibits.

(d)      Exhibit.

99.1	Letter to Stockholders, excerpted from the Nu Skin Enterprises, Inc. 2014 Annual Report to Stockholders.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NU SKIN ENTERPRISES, INC.
 (Registrant)

/s/ Ritch Wood
Ritch Wood
 Chief Financial Officer

Date:  May 12, 2015

EXHIBIT INDEX
Exhibit No. 99.1	Exhibit Description Letter to Stockholders, excerpted from the Nu Skin Enterprises, Inc. 2014 Annual Report to Stockholders.